UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21957

Skyhawk Funds Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Dr., Suite 400
Broadview Heights, OH  44147

(Address of principal executive offices) (Zip code)

Gregory B. Getts
Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147

(Name and address of agent for service)

(901) 202-5030

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

www.skyhawkfunds.com
888.202.1338

Skyhawk
Small Cap Fund

Semi-Annual Report
March 31, 2008

May 8, 2008

Dear Shareholder:

The six months ending March 31, 2008 were a challenging period for financial markets in general and the Skyhawk Small Cap Fund specifically as the economy continued to struggle to absorb the evolving credit crisis.  The Fund’s performance struggled over this period with its -19.75% return trailing the -14.03% return of its benchmark the Russell 2000 Index.  U.S. large cap securities have also felt the pain as the S&P 500 Index was down 12.46%.  Difficulties were by no means limited to the equity markets as select credit markets experienced unprecedented disruptions as well.

The Federal Reserve was uncharacteristically aggressive during this period, cutting the Federal Funds target rate by 325 basis points.  In addition, to avoid a “run on the bank” scenario at Bear Stearns, the Federal Reserve brokered and partially backstopped a takeout by rival J.P. Morgan.  In the short-term these actions have appeared to have had the desired affect of providing liquidity to the credit markets and calming investor nerves as equity markets have responded well at the writing of this letter early in the second quarter.

Telecommunication Services stocks as a group were the strongest performers in the Fund over this period, while the sector was one of the weakest in the index.  Top contributors within the group include two names that are relatively new to the portfolio, Syniverse Holdings Inc. and TNS Inc.  Syniverse, whose services allow mobile operators to share billing records and network services when a subscriber roams onto another operator’s network, has benefitted from growth in their international markets.  TNS provides data communication services that facilitate electronic financial transactions (e.g., debit cards, credit cards), which continue to become more and more accepted by businesses and consumers.  Golden Telecom, Inc., one of the Fund’s strongest performers in 2007, was sold during the fourth quarter after it was announced that the company had received an offer to be acquired by a competitor.

Economic Sectors as of March 31, 2008
as a Percentage of Net Assets

Stocks within the Materials sector also performed well, led by Terra Industries Inc., one of the Fund’s top holdings and the nation’s leading producer of nitrogen fertilizer.  Terra’s stock has recently pulled back over concerns of a year-over-year reduction in corn acres and a wet spring, which has delayed planting. We continue to have a positive outlook on the stock as the increasing global demand for corn and soybeans does not show any signs of abating.  Although we were overweight in both the Materials and Telecommunication Services sectors, the impact was tempered by the fact that the two represent a small portion of the Russell 2000 Index.

Relative to the index, one of the weaker performing areas for the portfolio was Energy, which was the only sector in the index with positive performance during the period.  One stock within this group that hurt the Fund’s performance was Holly Corp., an oil refiner. Holly had its margins squeezed as gasoline prices did not keep up with the rapid run-up in the price of oil.  In our opinion, this trend should normalize, and Holly should benefit if industry capacity tightens as we move into the summer driving season.

Not surprisingly, given the concerns over a slowdown in the economy, stocks within the Consumer Discretionary sector were a material drag on the Fund’s performance.  The Health Care sector was hindered by managed care provider Centene Corp., which announced disappointing results and further exacerbated the problem through poor communication with Wall Street.  We see signs of the company recovering from these missteps, but we continue to monitor the stock closely.  Stocks within the Information Technology sector were also a drag on performance.

Two bond insurers within Financials, Security Capital Assurance Ltd. and Assured Guaranty Ltd. reflect the uncertainties that have clouded the sector.  Although Assured Guaranty’s stock price suffered at times as the industry went through its well publicized struggles, we held onto the stock as it has less exposure to deteriorating assets and adequate capital to weather the storm of tightening credit, in our opinion.  Unfortunately, we were wrong on Security Capital Assurance as the quality of their portfolio deteriorated more quickly than we had anticipated. This rapid deterioration caused concerns that a dilutive round of capital would need to be raised and the potential of a ratings downgrade.  The stock was sold and it has continued to suffer.

We wrote in the annual report six months ago that, “As expected, various events and disruptions have led to increased volatility in the market.  We anticipate that this will continue.”  This has certainly come to pass, probably in greater magnitude than we had expected and may, in fact, continue.  While we are certainly not pleased with our short-term results, we remain focused on executing our investment process and feel that the market will recognize the compelling fundamental characteristics of the portfolio over time.

Thank you for your confidence in the Skyhawk Small Cap Fund.

Eric F. Crigler, CFA
President and Portfolio Manager

Past performance is no guarantee of future results.  The views expressed are those of the investment adviser as of March 31, 2008, and are not intended as a forecast or investment recommendations.  The indexes mentioned are not available for investment.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a free copy of the prospectus by calling (888) 202-1338.

The gross expense ratio is 2.85% as of September 30, 2007.  The annualized expense ratio at September 30, 2007 is 1.49%.  The investment adviser has entered into an expense waiver and reimbursement agreement with the Fund under which the adviser has agreed, until at least September 30, 2009, to waive its fees and absorb expenses to the extent that the Annual Fund Operating Expenses exceed 1.49% of average daily net assets.

The Fund’s 1 year and annualized return since inception (December 31, 2006) through March 31, 2008 is -23.53% and -17.87%, respectively. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling (888) 202-1338.

The Russell 2000 Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana  46208.

SKYHAWK SMALL CAP FUND
COST DISCUSSION
March 31, 2008 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in Skyhawk Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($20 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, Mutual Shareholder Services, LLC charges an annual processing fee ($8) if you maintain an IRA account with the Fund. There is also a 2% redemption fee if you redeem your shares within 30 days of purchase. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/07	Value 3/31/08	Period* 10/1/07-3/31/08
Skyhawk Small Cap Fund Actual	$1,000.00	$ 802.50	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.51

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period between October 1, 2007 and March 31, 2008).

For information about the Trustees and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (888) 202-1338 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities will be available on the Fund’s website at http://www.skyhawkfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SKYHAWK SMALL CAP FUND
STATEMENT OF NET ASSETS
March 31, 2008 (Unaudited)

SHARES		VALUE

COMMON STOCKS — 98.9% (a)

Aerospace & Defense — 2.3%
10,634	Esterline Technologies Corp.*	$535,635

Biotechnology — 4.9%
21,859	Cubist Pharmaceuticals, Inc.*	402,643
9,257	Martek Biosciences Corp.*	282,986
11,568	OSI Pharmaceuticals, Inc.*	432,528
		1,118,157
Chemicals — 3.3%
21,621	Terra Industries Inc.*	768,194

Commercial Banks — 3.3%
18,761	East West Bancorp, Inc.	333,008
21,182	Oriental Financial Group Inc.	417,497
		750,505
Commercial Services & Supplies — 4.2%
6,324	G & K Services, Inc.	225,198
7,168	Heidrick & Struggles International, Inc.	233,175
16,518	Waste Connections, Inc.*	507,763
		966,136
Communications Equipment — 1.9%
12,712	CommScope, Inc.*	442,759

Computers & Peripherals — 1.5%
159,573	Quantum Corp.*	341,486

Diversified Consumer Services — 1.6%
13,150	Sotheby’s	380,167

Diversified Telecommunication Services — 5.0%
122,497	Cincinnati Bell Inc.*	521,837
43,127	Premiere Global Services, Inc.*	618,441
		1,140,278
Electrical Equipment — 2.6%
6,558	Regal-Beloit Corp.	240,220
9,814	Thomas & Betts Corp.*	356,935
		597,155
Electronic Equipment & Instruments — 1.7%
21,765	Insight Enterprises, Inc.*	380,888

Energy Equipment & Services — 1.6%
22,244	Global Industries, Ltd.*	357,906

Food Products — 2.3%
13,980	Sanderson Farms, Inc.	531,380

Gas Utilities — 2.0%
14,550	WGL Holdings Inc.	466,473

Health Care Equipment & Supplies — 3.2%
33,092	American Oriental Bioengineering, Inc.*	268,045
10,694	Edwards Lifesciences Corp.*	476,418
		744,463
Health Care Providers & Services — 2.4%
10,692	AmSurg Corp.*	253,187

SKYHAWK SMALL CAP FUND
STATEMENT OF NET ASSETS (CONTINUED)
March 31, 2008 (Unaudited)

SHARES		VALUE

COMMON STOCKS — 98.9% (a) (Continued)

Health Care Providers & Services — 2.4% (Continued)
22,241	Centene Corp.*	$310,039
		563,226
Insurance — 10.3%
16,453	American Physicians Capital, Inc.	762,761
25,900	Assured Guaranty Ltd.	614,866
15,074	Endurance Specialty Holdings Ltd.	551,708
30,238	Seabright Insurance Holdings*	445,406
		2,374,741
Internet Software & Services — 1.0%
38,352	Chordiant Software, Inc.*	231,263

IT Services — 6.3%
11,888	ManTech International Corp.*	539,239
43,707	MPS Group, Inc.*	516,617
19,525	TNS Inc.	402,996
		1,458,852
Machinery — 5.5%
6,656	Flowserve Corp.	694,753
15,291	Gardner Denver Inc.*	567,296
		1,262,049
Marine — 0.7%
5,188	TBS International Ltd.*	156,678

Metals & Mining — 3.0%
22,670	Commercial Metals Co.	679,420

Oil, Gas & Consumable Fuels — 4.7%
10,416	Holly Corp.	452,159
31,656	Rosetta Resources, Inc.*	622,673
		1,074,832
Paper & Forest Products — 1.6%
33,301	Buckeye Technologies Inc.*	371,639

Personal Products — 2.3%
26,638	Elizabeth Arden, Inc.*	531,428

Pharmaceuticals — 2.6%
23,566	K-V Pharmaceutical Co.*	588,207

Real Estate Investment Trusts — 2.1%
18,666	LTC Properties, Inc.	479,903

Semiconductors & Equipment — 2.4%
38,795	Semtech Corp.*	555,932

Software — 4.0%
18,674	Jack Henry & Associates, Inc.	460,688
20,085	Manhattan Associates, Inc.*	460,549
		921,237
Specialty Retail — 3.3%
11,516	Gymboree Corp.*	459,258
12,991	Men’s Wearhouse, Inc.	302,301
		761,559

SKYHAWK SMALL CAP FUND
STATEMENT OF NET ASSETS (CONTINUED)
March 31, 2008 (Unaudited)

SHARES		VALUE

COMMON STOCKS — 98.9% (a) (Continued)

Textiles, Apparel & Luxury Goods — 2.8%
16,094	Warnaco Group, Inc.*	$634,747

Wireless Telecommunication Services — 2.5%
34,973	Syniverse Holdings Inc.*	582,650
	Total common stocks (cost $25,193,419)	22,749,945

CASH EQUIVALENT — 1.4% (a)

Mutual Fund — 1.4%
325,549	Fidelity Institutional Money Market Government Portfolio-Class 1, 2.70%	325,549
	Total cash equivalent (cost $325,549)	325,549
	Total investments (cost $25,518,968)	23,075,494
	Liabilities, less cash and receivables (0.3%) (a)	(70,763)
	Net Assets	$23,004,731
	Net Asset Value Per Share (No par value, unlimited shares authorized),
	offering and redemption price ($23,004,731 ÷ 2,948,081 shares outstanding)	$7.80

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2008 (Unaudited)

INCOME:
Dividends	$51,134
Interest	20,782
Total income	71,916
EXPENSES:
Management fees	125,916
Professional fees	46,576
Administrative and accounting services	18,940
Insurance expense	13,606
Amortization of offering expenses	11,934
Board of Trustees fees	6,000
Registration fees	5,915
Distribution expense	5,716
Transfer agent fees	4,761
Custodian fees	2,661
Printing and postage expense	1,908
Other expenses	6,587
Total expenses before reimbursement	250,520
Less expenses reimbursed by adviser	(62,717)
Net expenses	187,803
NET INVESTMENT LOSS	(115,887)
NET REALIZED LOSS ON INVESTMENTS	(2,868,662)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(2,675,371)
NET LOSS ON INVESTMENTS	(5,544,033)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,659,920)

The accompanying notes to financial statements are an integral part of these statements.

SKYHAWK SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2008 (Unaudited) and For the Period from December 31, 2006
(commencement of operations) through the year ended September 30, 2007

	2008	2007
OPERATIONS:
Net investment loss	$(115,887)	$(39,605)
Net realized loss on investments	(2,868,662)	(1,603,486)
Net (decrease) increase in unrealized appreciation on investments	(2,675,371)	231,897
Net decrease in net assets from operations	(5,659,920)	(1,411,194)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (5,753 and 3,457,328 shares, respectively)	56,500	35,374,095
Cost of shares redeemed (525,000 shares)	—	(5,454,750)
Net increase in net assets derived from Fund share activities	56,500	29,919,345
TOTAL (DECREASE) INCREASE	(5,603,420)	28,508,151
NET ASSETS AT THE BEGINNING OF THE PERIOD	28,608,151	100,000
NET ASSETS AT THE END OF THE PERIOD (Includes accumulated
net investment loss of $115,887and $39,605, respectively)	$23,004,731	$28,608,151

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)		For the Period From
	For the Six Month		December 31, 2006+
	Period Ending		through the Year Ended
	March 31, 2008		September 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.72		$10.00
Income from investment operations:
Net investment loss	(0.04)		(0.02)
Net realized and unrealized losses on investments	(1.88)		(0.26)
Total from investment operations	(1.92)		(0.28)
Less distributions:
Distributions from net investment income	—		—
Distributions from net realized gains	—		—
Total from distributions	—		—
Net asset value, end of period	$7.80		$9.72

TOTAL RETURN	(19.75	)%*	(2.80	)%*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	23,005		28,608
Ratio of expenses to average net assets	1.99	%**	2.85	%**
Ratio of expenses (after reimbursement and indemnification) to average net assets (a)	1.49	%**	1.49	%**
Ratio of net investment loss to average net assets	(1.42	)%**	(1.63	)%**
Ratio of net investment loss to average net assets
(after reimbursement and indemnification)(a)	(0.92	)%**	(0.27	)%**
Portfolio turnover rate	41.6%		101.2%

+	Commencement of operations.
*	Not Annualized.
**	Annualized.
(a)	Computed after giving effect to adviser’s expense limitation and indemnity agreements.

The accompanying notes to financial statements are an integral part of these statements.

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Skyhawk Funds Trust (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  This Trust consists of one diversified fund — Skyhawk Small Cap Fund (the “Fund”).  The Trust was organized under the laws of Delaware on September 29, 2006 and the Fund commenced operations on December 31, 2006.  The investment objective of the Fund is to produce long-term capital appreciation.

(a)
Securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees prior to acquisition of such securities by the investment adviser, Skyhawk Capital Management, LLC (“SCM”).  From time to time, the Fund may hold securities for which quotations are not readily available, although quotations were readily available at the time of purchase of the security.  In such event, SCM shall attempt to determine whether the absence of quotations is likely to be temporary or to last for an extended period of time in accordance with the Fund’s fair value procedures.

When pricing securities pursuant to these guidelines, SCM is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by SCM would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  If SCM believes that the absence of quotations is likely to last for an extended period of time, it shall either sell the security or at the next meeting of the Board of Trustees advise the Board of Trustees of the procedures it intends to follow, in accordance with the good faith pricing guidelines discussed above, in determining the fair value of such security.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies (Continued)

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund will elect to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Accounting Pronouncements – The Fund is subject to FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns.  Each tax position must meet a recognition threshold that is “more-likely-than-not” (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority.  In evaluating whether a tax position has met the threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  A tax position not deemed to meet the “more-likely-than-not” threshold is recorded as a tax expense in the current year.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of the major taxing jurisdictions, including the Internal Revenue Service.  As of March 31, 2008, open taxable years consisted of the taxable year ended September 30, 2007.  No examination of the Fund is currently in progress.

The Fund has reviewed its open taxable year for the major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the Fund’s tax return for the taxable year ended September 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)
The Fund incurred $47,738 of offering costs which are being amortized over a period of 12 months. For the six month period ending March 31, 2008 the Fund expensed $11,934.  As of March 31, 2008 the Fund has no unamortized offering costs remaining.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with SCM, with whom the officers and a trustee of the Trust are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay SCM a monthly management fee at the annual rate of 1% of the average daily net assets of the Fund.

Under the management agreement, SCM will reimburse the Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for each year, as determined by valuations made as of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%.  For the six month period ending March 31, 2008, there were no reimbursements required.  In addition, under a separate agreement, SCM has contractually

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2008 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties (Continued)

agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.49% annually through September 30, 2009.  Only the Board of Trustees has the power to terminate this agreement prior to September 30, 2009.  SCM has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to this agreement in the prior three fiscal years, provided that after giving effect to such reimbursement, aggregate annual operating expenses of the Fund do not exceed 1.49% of the Fund's average daily net assets in the year of reimbursement.  For the six month period ending March 31, 2008, SCM reimbursed the Fund $62,717 for such excess expenses, all of which is subject to reimbursement by the Fund to SCM as described above not later than September 30, 2011.  In addition, the Fund has recorded a $71,868 receivable from SCM for the potential liability addressed in Note 1.

The Fund has a transfer and dividend disbursing agent agreement with Mutual Shareholder Services, LLC (“MSS”), with whom an officer of the Fund is affiliated, to serve as transfer and dividend disbursing agent.  Under the terms of the Agreement the Fund will pay MSS a minimum annual fee of $600 per month.  For the six month period ending March 31, 2008, the Fund paid MSS $4,761, pursuant to its agreement.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

As of March 31, 2008, Legacy Capital, an affiliate of SCM, and William H. Lawson, Jr. 2003 Trust U/A 11/14/03, an owner of SCM, own 92.43% and 5.21%, respectively, which is sufficient shares of the Fund to approve or disapprove all matters brought before the shareholders of the Trust, including election of trustees of the Trust.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) were $11,175,548 and $10,260,181, respectively.

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2008, liabilities of the Fund included the following:

Payable to brokers for investments purchased	$197,496
Payable to SCM for management fees	19,567
Other liabilities	80,274

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2008 (Unaudited)

(6)	Sources of Net Assets —

As of March 31, 2008, the sources of net assets were as follows:

Fund shares issued and outstanding	$29,920,353
Net unrealized depreciation on investments	(2,443,474)
Accumulated net realized losses on investments	(4,472,148)
$23,004,731

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2008:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Depreciation
Investments	Appreciation	Depreciation	on Investments
$25,546,497	$1,309,819	$3,780,822	($2,471,003)

The following information for the Fund is presented on an income tax basis as of September 30, 2007:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$27,881,523	$1,925,823	$1,721,455	$204,368	$ —	$ —

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2007, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2007

Ordinary	Long-Term	Net Capital
Income	Capital Gains	Loss	Post-October
Distributions	Distributions	Carryovers	Losses
$ —	$ —	$ —	$1,575,957

Since there were no ordinary distributions paid for the year ended September 30, 2007, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

SKYHAWK SMALL CAP FUND
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
www.skyhawkfunds.com
888-202-1338

BOARD OF TRUSTEES
ERIC CRIGLER
DANA RUSSART
SCOTT SMART

INVESTMENT ADVISER
SKYHAWK CAPITAL MANAGEMENT, LLC
6305 Humphreys Boulevard, Suite 104
Memphis, Tennessee 38120

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
MUTUAL SHAREHOLDER SERVICES, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
888-202-1338

CUSTODIAN
THE HUNTINGTON NATIONAL BANK
Huntington Center
Columbus, Ohio 43287

DISTRIBUTOR
UNIFIED FINANCIAL SECURITIES, INC.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
THOMPSON HINE LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Skyhawk Small Cap Fund unless accompanied or preceded by the Fund’s current prospectus.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Skyhawk Funds Trust are periodically evaluated.  As of May 5, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	The internal controls of the Skyhawk Funds Trust are periodically evaluated.
There were no changes to Skyhawk Funds Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyhawk Funds Trust
Registrant

By     /s/Eric F. Crigler
          Eric F. Crigler, Principal Executive Officer

Date     June 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Skyhawk  Funds Trust
Registrant

By     /s/Eric F. Crigler
          Eric F. Crigler,  Principal Financial Officer

Date      June 4, 2008